Warrant Number: ____
March __, 2014 ("the Grant Date")

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK UNDERLYING THIS WARRANT WERE ISSUED IN A REGISTERED TRANSACTION UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, THE "SECURITIES ACT"). THE SECURITIES EVIDENCED HEREBY MAY NOT BE TRANSFERRED WITHOUT (1) AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER MAY BE LAWFULLY MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAW; OR (ii) SUCH REGISTRATION.

WARRANT TO PURCHASE SHARES OF COMMON STOCK

SAFE LANE SYSTEMS, INC.

THIS WARRANT TO PURCHASE SHARES OF COMMON STOCK ("WARRANT") CERTIFIES THAT, for value received, ______________________________ (the "Holder"), is entitled to subscribe for and purchase from **SAFE LANE SYSTEMS, INC.** (the "Company"), a corporation organized and existing under the laws of the State of Colorado, at the Warrant Exercise Price specified below during the exercise period specified below to and including ____ **(___,000)** fully paid and non-assessable shares of Common Stock of the Company (the "Common Stock").

The exercise price of this Warrant (subject to adjustment as noted below) shall be **fifty cents ($.50)** per share (The "Warrant Exercise Price"). These Warrants may not be assigned in whole or in part without the express written consent of the Company, which will not be unreasonably withheld, assuming that all State and Federal securities laws have been complied with to the satisfaction of the Company's counsel.

This Warrant is subject to the following provisions, terms, and conditions:

1. **Vesting**. Only one third of the Warrants hereunder shall be deemed vested under the terms of the Marketing Consulting Agreement incorporated herein by this reference dated _________, for each year after date hereof of the Marketing Consulting Agreement completed by consultant. This Warrant is subject to all of the Terms, Conditions and Performance requirements of the Consulting Agreement with Warrant Holder dated ___________.

2. Exercise. This Warrant or any portion thereof shall be exercisable at any time from and after the date hereof, by the registered Holder by payment of the Warrant Exercise Price per share in immediately available funds to the Company at any time prior to 5:00 p.m., Central time, on March 31, 2017 ("the Expiration Date").

3. Cashless Exercise. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of common stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable Shares as is

computed using the following formula:

$$X = \frac{Y\,(A-B)}{A}$$

where

X = the number of Shares to be issued to the Holder pursuant to this Section 2.

Y = the number of Shares covered by this Warrant in respect of which the net issuance election is made

A = the fair market value of one Share of Common Stock, determined as set forth below at the time the cashless exercise election is made

B = the Exercise Price in effect under this Warrant at the time the net issuance election is made

For purposes of this Warrant, the "fair market value" of a share of Common Stock shall be deemed to be the last sale price of the Common Stock on the trading day prior to such date or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices of the Common Stock on such day, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the high per share bid price for the Common Stock in the over-the-counter market, or if not so available, the fair market value of the Common Stock as determined in good faith by the Board of Directors, subject to the right of the holder to contest and appoint an appraiser to make such determination.

For purposes of Rule 144, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was exercised. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have commenced on the date this Warrant is exercised.

4. **Representations and Warranties**. The Company represents and warrants that:

(a) the Company has all requisite power and authority to execute, issue and perform this Warrant and to issue the Common Stock;

(b) this Warrant has been duly authorized by all necessary corporate action, has been duly executed and delivered, and is a legal and binding obligation of the Company;

(c) all shares which may be issued upon the exercise of the rights represented by this Warrant according to the terms hereof or represented by the Common Stock will, upon issuance, be duly authorized and issued, fully paid, and nonassessable; and

(d) during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

5. <u>Adjustments</u>.

(a) In case the Company shall

(i) declare a dividend upon the Common Stock payable in Common Stock (other than a dividend declared to effect a subdivision of the outstanding shares of Common Stock, as described in subparagraph (b) below) or any obligations or any shares of stock of the Company which are convertible into or exchangeable for Common Stock (such obligations or shares of stock being hereinafter referred to as "Convertible Securities"), or in any rights or options to purchase any Common Stock or Convertible Securities, or

(ii) declare any other dividend or make any other distribution upon the Common Stock payable otherwise than out of earnings or earned surplus,

then thereafter the holder of this Warrant upon the exercise hereof will be entitled to receive the number of shares of Common Stock to which such holder shall be entitled upon such exercise, and, in addition and without further payment therefor, such number of shares of Common Stock, such that upon exercise hereof, such holder would receive as a result of each dividend described in clause (i) above and each dividend or distribution described in clause (ii) above which such holder would have received by way of any such dividend or distribution if, continuously since the record date for any such dividend or distribution, such holder (x) had been the record holder of the number of shares of Common Stock then received, and (y) had retained all dividends or distributions in stock or securities (including Common Stock or Convertible Securities, or in any rights or options to purchase any Common Stock or Convertible Securities) payable in respect of such Common Stock or in respect of any stock or securities paid as dividends or distributions and originating directly or indirectly from such Common Stock. For the purposes of the foregoing, a dividend or distribution other than in cash shall be considered payable out of earnings or surplus only to the extent that such earnings or surplus are charged an amount equal to the fair value of such dividend as determined by the Board of Directors of the Company.

(b) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the number of shares subject to this Warrant

immediately prior to such subdivision shall be proportionately increased, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the number of shares subject to this Warrant immediately prior to such combination shall be proportionately reduced.

(c) If any capital reorganization or reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger, or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant Exercise Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise hereof.

(d) Upon each adjustment in the number of shares the Holder is entitled to purchase upon exercise of this Warrant, the Warrant Exercise Price hereunder shall be appropriately adjusted such that the Holder shall hold Warrants entitling Holder to purchase the number of shares as so adjusted for an aggregate Warrant Exercise Price equal to the aggregate Warrant Exercise Price in effect immediately prior to such adjustment.

(e) In case any time:

(i) any of the adjustments required by 5(a) through (d) occur;

(ii) the Company shall make any distribution (other than regular cash dividends) to the holders of its capital stock;

(iii) the Company shall offer for subscription pro rata to the holders of its capital stock any additional shares of stock of any class or other rights; or

(iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give written notice, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, of the date on which (x) the books of the Company shall close or a record shall be taken for such dividend, subdivision, distribution, or subscription rights, or (y) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, or conversion or redemption shall take place, as the case may be. Such notice shall also specify the date as of which the holders of capital stock of record shall participate in such dividend, distribution, or subscription rights, or shall be entitled to exchange their capital stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, or conversion or redemption, as the case may be. Such written notice shall be given at least ten (10) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

(f) No fractional shares of Common Stock shall be issued upon the exercise of this Warrant, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment (which may be effected as a reduction of the amount to be paid by the holder hereof upon such exercise) in respect of such fraction in an amount equal to the same fraction of the Market Price per share of Common Stock as of the close of business on the date of the notice required by Section 4(e). "Market Price" shall mean, if the Common Stock is traded on a securities exchange or on the NASDAQ System, the average of the closing prices of the Common Stock on such exchange or the NASDAQ System on the twenty (20) trading days ending on the trading day prior to the date of determination, or, if the Common Stock is otherwise traded in the over-the-counter market, the average of the closing bid prices on the twenty (20) trading days ending on the trading day prior to the date of determination. If at any time the Common Stock is not traded on an exchange or the NASDAQ System, or otherwise traded in the over-the-counter market, the Market Price shall be deemed to be the higher of

(i) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within sixty (60) days preceding the date as of which the determination is to be made, or

(ii) the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within fifteen (15) days of the date as of which the determination is to be made.

6. **<u>No Voting Rights</u>**. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.-, except in the event of a merger, liquidiation, buyout, or consolidation, in which case the Warrant to Purchade the shares

shall be deemed as fully vested, and the shares underlying the Warrants shall be deemed as outstanding fully paid and non-assessable.

7. **Restrictions on Transfer**. This Warrant and the shares of Common Stock issued or issuable through the exercise of this Warrant are "restricted securities" under the Securities Act of 1933 (the "Securities Act") and the rules and regulations promulgated thereunder and may not be sold, transferred, pledged, or hypothecated without such transaction being registered under the Securities Act and applicable state laws or the availability of an exemption therefrom that is established to the satisfaction of the Company; a legend to this effect shall appear on this Warrant and, unless the issuance is a registered transaction, on all shares of Common Stock issued upon the exercise hereof. The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Common Stock issuable or issued upon the exercise hereof of such holder's intention to do so, describing briefly the manner of any proposed transfer of this Warrant or such holder's intention as to the disposition to be made of shares of Common Stock issuable or issued upon the exercise hereof. Such holder shall also provide the Company with an opinion of counsel satisfactory to the Company to the effect that the proposed transfer of this Warrant or disposition of shares may be effected without registration or qualification (under any federal or state law) of this Warrant or the shares of Common Stock issuable or issued upon the exercise hereof. Upon receipt of such written notice and opinion by the Company, such holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Common Stock received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by such holder to the Company, provided that an appropriate legend respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares. Transfers to family of Holder as "restricted" shall be allowed by Company, as a matter of course.

8. **Transfer Procedures**. Subject to the provisions of Section 8, this Warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.

9. Restriction on Exercise, After Vesting. The exercise of this Warrant shall be prohibited if any holder of rights hereunder, shall at the time of exercise, be deemed to beneficially own 5% or more of the outstanding common stock of the Company under Securities and Exchange Commission Rules and Regulations.

8. **Miscellaneous.**

(a) *Notices, Etc.* All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, by facsimile transmission or electronic mail, or otherwise delivered by hand or by messenger, addressed

(i) if to a holder of this Warrant, at such holder's address set forth on the books of the Company, or at such other address as such holder shall have furnished to the Company in writing; or

(ii) if to the Company, one copy should be sent to the Company's current address at ______________________________, ______________, __, _________ or at such other address as the Company shall have designated by notice.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally; if sent by first class, postage prepaid mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid; or, if sent by facsimile transmission or electronic mail as of the date delivery is confirmed by the sender's equipment.

(b) *Severability.* If any provision of this Agreement shall be held to be illegal, invalid, or unenforceable, such illegality, invalidity, or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid, or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid, or unenforceable provision were not contained herein.

(c) *Governing Law.* This Warrant will be governed in accordance with federal law to the extent applicable and by the internal law, not the law of conflicts, of the State of ______________.

IN WITNESS WHEREOF, ________________, Inc. has caused this Warrant to be signed by its duly authorized officer and dated as of March 21, 2014.

SAFE LANE SYSTEMS INC.

By: Paul Dickman
______________, Chief Executive Officer

SUBSCRIPTION FORM

To be Executed by the Holder of this Warrant if such Holder
Desires to Exercise this Warrant in Whole or in Part:

To: __________________, Inc. (the "Company")

The undersigned ___________________________ (Social Security number _____________or taxpayer identification number of Subscriber: _________________________) hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, ____________ shares of the Common Stock (the "Common Stock") provided for therein.

In the case of a Cash Exercise pursuant to Section 1 of this Warrant the Holder tenders payment herewith to the order of the Company in the amount of $______________, such payment being made as provided on the face of this Warrant.

In the case of a Cashless Exercise pursuant to Section 2 of this Warrant, the Holder shall tender _______ shares under the Warrant to receive ________ shares of Common Stock.

The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name: ____

Address: ____

____

Deliver to: ____

Address: ____

____

and, if such number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.

Dated: ______________________

Signature ___________________________
Note: The signature on this Subscription Form must correspond